Exhibit 99.1

Cogent Contacts:
For Public Relations:	For Investor Relations:
Jeff Henriksen	John Chang
+ 1 (202) 295-4200	+ 1 (202) 295-4212
jhenriksen@cogentco.com	investor.relations@cogentco.com

COGENT COMMUNICATIONS REPORTS SECOND QUARTER RESULTS

[WASHINGTON, D.C. August 12, 2005] Cogent Communications Group, Inc. (AMEX: COI) today announced net service revenue of $33.8 million for the three months ended June 30, 2005, an increase of 65.8% over $20.4 million for the three months ended June 30, 2004.  On-net revenue was $18.9 million for the three months ended June 30, 2005, an increase of 38.9% over $13.6 million for the three months ended June 30, 2004.  On-net service is provided to customers located in buildings that are physically connected to Cogent’s network by Cogent-owned facilities.

Net service revenue increased 65.0% from $41.3 million for the six months ended June 30, 2004 to $68.2 million for the six months ended June 30, 2005.  On-net revenue increased 37.0% from $27.1 million for the six months ended June 30, 2004 to $37.2 million for the six months ended June 30, 2005.

Earnings before interest, taxes, depreciation and amortization (EBITDA), as adjusted, was $2.3 million for the three months ended June 30, 2005 compared to ($2.4) million for the three months ended June 30, 2004.    EBITDA, as adjusted, was $7.0 million for the six months ended June 30, 2005 compared to ($6.8) million for the six months ended June 30, 2004.

Net cash used in operating activities was $1.5 million for the three months ended June 30, 2005 as compared to $6.3 million for the three months ended June 30, 2004.  Net cash used in operating activities was $8.2 million for the six months ended June 30, 2005 as compared to $17.7 million for the six months ended June 30, 2004.

Customer connections were 9,468 as of June 30, 2005 compared to 4,707 as of June 30, 2004.  On-net buildings were 1,009 as of June 30, 2005 as compared to 930 as of June 30, 2004.

Basic and diluted net loss applicable to common stock was ($0.47) for the three months ended June 30, 2005 compared to ($29.51) for the three months ended June 30, 2004.  Basic and diluted net loss applicable to common stock was ($1.24) for the six months ended June 30, 2005 compared to ($95.99) for the six months ended June 30, 2004.  Weighted average common shares outstanding – basic and diluted - were 34,489,085 for the three months ended June 30, 2005 as compared to 753,130 for the three months ended June 30, 2004. Weighted average common shares outstanding – basic and diluted - were 25,156,397 for the six months ended June 30, 2005 as compared to 712,794 for the six months ended June 30, 2004.

Outlook - Full Year 2005 Estimates

•                  Cogent is amending its previously released full year 2005 estimate for net service revenue to between $135.0 million and $140.0 million from the previously issued guidance of between $140.0 million to $150.0 million. Net service revenue was $91.3 million for 2004.

•                  Cogent is amending its previously released full year 2005 estimate for EBITDA, as adjusted, to between $10.0 million and $12.0 million from its previously issued guidance of between $7.0 million and $18.0 million.  EBITDA, as adjusted, was ($15.2) million for 2004.

Outlook - Third Quarter 2005 Estimates

•                  Cogent estimates net service revenue for the third quarter of 2005 to be between $33.0 million and $34.0 million as compared to $21.7 million for the third quarter of 2004.

•                  Cogent estimates EBITDA, as adjusted, for the third quarter of 2005 to be between $1.5 million to $2.5 million as compared to ($3.8) million for the third quarter of 2004.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

Summary of Financial and Operational Results

Metric ($ in 000’s, except per share data) - unaudited	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005
On-Net Revenue	$13,479	$13,632	$14,285	$16,538	$18,216	$18,936
% Change from previous Qtr.		1.1%	4.8%	15.8%	10.1%	4.0%
Off-Net Revenue	$4,892	$4,332	$5,107	$8,228	$12,747	$11,718
% Change from previous Qtr.		-11.4%	17.9%	61.1%	54.9%	-8.1%
Non-Core revenue (1)	$2,574	$2,423	$2,344	$3,452	$3,451	$3,152
% Change from previous Qtr.		-5.9%	-3.3%	47.3%	0.0%	-8.7%
Net service revenue - total	$20,945	$20,387	$21,736	$28,218	$34,414	$33,806
% Change from previous Qtr.		-2.7%	6.6%	29.8%	22.0%	-1.8%
Network operations expenses (2)	$15,735	$13,273	$14,303	$20,155	$22,937	$21,399
% Change from previous Qtr.		-15.6%	7.8%	40.9%	13.8%	-6.7%
Selling, general and administrative expenses (3)	$9,581	$9,538	$9,089	$12,174	$10,296	$10,096
% Change from previous Qtr.		-0.4%	-4.7%	33.9%	-15.4%	-1.9%
Depreciation and amortization expenses	$14,536	$13,749	$13,369	$14,991	$13,680	$12,795
% Change from previous Qtr.		-5.4%	-2.8%	12.1%	-8.7%	-6.5%
Basic and diluted net loss per common share applicable to common stock	$(68.70)	$(29.51)	$(32.87)	$(24.66)	$(0.92)	$(0.47)
% Change from previous Qtr.		57.0%	-11.4%	25.0%	96.3%	48.9%
Weighted average common shares - basic and diluted	672,457	753,130	806,151	820,125	16,260,654	34,489,085
% Change from previous Qtr.		12.0%	7.0%	1.7%	1,882.7%	112.1%
EBITDA, as adjusted (4)	$(4,371)	$(2,424)	$(3,831)	$(4,536)	$4,657	$2,311
% Change from previous Qtr.		44.5%	-58.0%	-18.4%	202.7%	-50.4%
Cash used in operating activities	$(11,582)	$(6,344)	$(3,863)	$(4,636)	$(6,622)	$(1,539)
% Change from previous Qtr.		45.2%	39.1%	-20.0%	-42.8%	76.8%
Capital expenditures	$1,833	$2,205	$2,297	$3,800	$3,092	$5,058
% Change from previous Qtr.		20.3%	4.2%	65.4%	-18.6%	63.6%
Customer Connections - end of period
On-Net	2,092	2,258	2,496	2,838	3,245	3,587
% Change from previous Qtr.		7.9%	10.5%	13.7%	14.3%	10.5%
Off-Net	1,134	1,140	1,427	4,481	4,469	4,302
% Change from previous Qtr.		0.5%	25.2%	214.0%	-0.3%	-3.7%
Non Core	1,468	1,309	1,305	1,859	1,721	1,579
% Change from previous Qtr.		-10.8%	-0.3%	37.1%	-7.4%	-8.3%
Total	4,694	4,707	5,228	9,178	9,435	9,468
% Change from previous Qtr.		0.3%	11.1%	75.6%	2.8%	0.3%
Other – end of period
Buildings On Net	877	930	961	989	1,000	1,009
Employees	230	235	265	297	291	285

(1)          Consists of legacy services of companies whose assets or business were acquired by Cogent, including email, retail dial-up Internet access, shared web hosting, managed web hosting, managed security, voice services (only provided in Toronto, Canada), point to point private line services, managed modem services and until December 31, 2004 services provided to LambdaNet Germany under a network sharing arrangement as discussed in Cogent’s SEC filings.

(2)          Excludes amortization of deferred compensation of $212, $213, $207, $226, $96 and $95 in the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

(3)          Excludes amortization of deferred compensation of $2,820, $2,832, $2,753, $2,999, $3,099 and $3,080 in the three months ended March 31, 2004, June 30, 2004, September 30, 2004, December 31, 2004, March 31, 2005 and June 30, 2005, respectively.

(4)          See schedule of non-GAAP metrics below for definition and reconciliation to GAAP measures. EBITDA, as adjusted, includes net gains from the disposition of assets of $750 and $3,476 in the three months ended March 31, 2004 and March 31, 2005, respectively and excludes gains on debt and lease restructurings.

Schedule of Non-GAAP Measures - EBITDA and EBITDA, as adjusted

EBITDA represents net (loss) income before income taxes, net interest expense, depreciation and amortization. Management believes the most directly comparable measure to EBITDA, as adjusted, calculated in accordance with GAAP is cash flows (used in) provided by operating activities.

EBITDA, as adjusted, represents EBITDA less gains on debt and lease restructurings. The Company has excluded these gains on restructurings because they relate to its capital structure and these transactions did not have an effect on its cash flows. The Company believes EBITDA, as adjusted, is a useful measure of its ability to service debt, fund capital expenditures, expand its business and make bonus determinations for its employees. EBITDA, as adjusted, is an integral part of the internal reporting and planning system used by management as a supplement to GAAP financial information. The Company also believes that EBITDA is a frequently used measure by securities analysts, investors, and other interested parties in their evaluation of issuers.

EBITDA and EBITDA, as adjusted, are not recognized terms under generally accepted accounting principles in the United States, or GAAP, and accordingly, should not be viewed in isolation or as a substitute for the analysis of results as reported under GAAP, but rather as a supplemental measure to GAAP. For example, EBITDA is not intended to reflect the Company’s free cash flow, as it does not consider certain current or future cash requirements, such as capital expenditures, contractual commitments, changes in working capital needs, interest expenses and debt service requirements. The Company’s calculations of EBITDA and EBITDA, as adjusted, may also differ from the calculation of EBITDA and EBITDA, as adjusted, by its competitors and other companies and as such, its utility as a comparative measure is limited.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

EBITDA and EBITDA, as adjusted, are calculated in the table below.

($ In 000’s) - unaudited	Q1 2004	Q2 2004	Q3 2004	Q4 2004	Q1 2005	Q2 2005	Q3 2005	2005
							Estimated	Estimated
Cash flows (used in) provided by operating activities	$(11,582)	$(6,344)	$(3,863)	$(4,636)	$(6,622)	$(1,539)	1,100	$(6,000)
Changes in working capital	4,461	1,161	(2,569)	(2,447)	5,386	1,217	(850)	$5,100
Cash interest expense, net	2,000	2,759	2,601	2,465	2,417	2,633	1,750	8,750
Gains, debt and lease restructurings and asset sales, net	750	—	—	5,374	3,476	842	—	4,000
EBITDA, including gains	$(4,371)	$(2,424)	$(3,831)	$756	$4,657	$3,153	2,000	$11,850
Gains, debt and lease restructurings	—	—	—	(5,292)	—	(842)	—	(850)
EBITDA, as adjusted	$(4,371)	$(2,424)	$(3,831)	$(4,536)	$4,657	$2,311	2,000	$11,000

Cogent’s SEC filings are available online via the Investor Relations section of www.cogentco.com or on the Securities and Exchange website at www.sec.gov.

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2004 AND JUNE 30, 2005

(IN THOUSANDS, EXCEPT SHARE DATA)

	December 31, 2004	June 30, 2005
		(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$13,844	$38,592
Restricted cash	—	4,000
Short term investments ($355 and $775 restricted, respectively)	509	921
Accounts receivable, net of allowance for doubtful accounts of $3,229 and $2,419, respectively	13,564	14,439
Prepaid expenses and other current assets	4,224	4,621
Total current assets	32,141	62,573
Property and equipment:
Property and equipment	475,775	478,161
Accumulated depreciation and amortization	(138,500)	(164,088)
Total property and equipment, net	337,275	314,073
Intangible assets:
Intangible assets	30,240	29,879
Accumulated amortization	(27,115)	(28,821)
Total intangible assets, net	3,125	1,058
Asset held for sale	1,220	—
Other assets ($1,370 and $1,421 restricted, respectively)	4,825	4,805
Total assets	$378,586	$382,509
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$16,090	$10,826
Accrued liabilities	20,669	16,324
Capital lease obligations, current maturities	7,488	7,071
Total current liabilities	44,247	34,221
Amended and Restated Cisco Note – related party	17,842	—
Convertible subordinated notes, net of discount of $5,026 and $4,326, respectively	5,165	5,865
Capital lease obligations, net of current maturities	95,887	89,556
Other long-term liabilities	2,955	2,413
Total liabilities	166,096	132,055
Commitments and contingencies:
Stockholders’ equity:
Convertible preferred stock, Series F, $0.001 par value; 11,000 shares authorized, issued, and outstanding at December 31, 2004; none at June 30, 2005	10,904	—
Convertible preferred stock, Series G, $0.001 par value; 41,030 shares authorized, 41,021 shares issued and outstanding at December 31, 2004; none at June 30, 2005	40,778	—
Convertible preferred stock, Series H, $0.001 par value; 84,001 shares authorized; 45,821 shares issued and outstanding at December 31, 2004; none at June 30, 2005	44,309	—
Convertible preferred stock, Series I, $0.001 par value; 3,000 shares authorized, 2,575 shares issued and outstanding at December 31, 2004; none at June 30, 2005	2,545	—
Convertible preferred stock, Series J, $0.001 par value; 3,891 shares authorized, issued and outstanding at December 31, 2004; none at June 30, 2005	19,421	—
Convertible preferred stock, Series K, $0.001 par value; 2,600 shares authorized, issued and outstanding at December 31, 2004; none at June 30, 2005	2,588	—
Convertible preferred stock, Series L, $0.001 par value; 185 shares authorized, issued and outstanding at December 31, 2004; none at June 30, 2005	927	—
Convertible preferred stock, Series M, $0.001 par value; 3,701 shares authorized, issued and outstanding at December 31, 2004; none at June 30, 2005	18,353
Common stock, $0.001 par value; 75,000,000 shares authorized; 827,487 and 43,888,212 shares outstanding, respectively	1	44
Additional paid-in capital	236,692	439,904
Deferred compensation	(22,533)	(15,919)
Stock purchase warrants	764	764
Treasury stock, 61,462 shares	(90)	(90)
Accumulated other comprehensive income – foreign currency translation adjustment	1,515	559
Accumulated deficit	(143,684)	(174,808)
Total stockholders’ equity	212,490	250,454
Total liabilities and stockholders’ equity	$378,586	$382,509

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2005

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Three Months Ended June 30, 2004	Three Months Ended June 30, 2005
	(Unaudited)	(Unaudited)
Net service revenue	$20,387	$33,806
Operating expenses:
Network operations (including $213 and $95 of amortization of deferred compensation, respectively, exclusive of amounts shown separately)	13,486	21,494
Selling, general, and administrative (including $2,832 and $3,080 of amortization of deferred compensation, respectively)	12,370	13,176
Depreciation and amortization	13,749	12,795
Total operating expenses	39,605	47,465
Operating loss	(19,218)	(13,659)
Gain on Cisco debt repayment	—	842
Interest income and other, net	120	162
Interest expense	(3,127)	(3,496)
Net loss	$(22,225)	$(16,151)
Net loss per common share:
Basic and diluted net loss per common share	$(29.51)	$(0.47)
Weighted-average common shares—basic and diluted	753,130	34,489,085

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2005

(IN THOUSANDS EXCEPT SHARE AND PER SHARE AMOUNTS)

	Six Months Ended June 30, 2004	Six Months Ended June 30, 2005
	(Unaudited)	(Unaudited)
Net service revenue	$41,332	$68,219
Operating expenses:
Network operations (including $425 and $191 of amortization of deferred compensation, respectively, exclusive of amounts shown separately)	29,433	44,526
Selling, general, and administrative (including $5,652 and $6,179 of amortization of deferred compensation, respectively)	24,771	26,570
Depreciation and amortization	28,285	26,476
Total operating expenses	82,489	97,572
Operating loss	(41,157)	(29,353)
Gains on disposition of assets, net	—	3,372
Gain on Cisco debt repayment	—	842
Interest income and other, net	1,132	370
Interest expense	(6,370)	(6,355)
Net loss	$(46,395)	$(31,124)
Beneficial conversion charges	(22,028)	—
Net loss applicable to common stock	$(68,423)	$(31,124)
Net loss per common share:
Basic and diluted net loss per common share	$(65.09)	$(1.24)
Beneficial conversion charges	(30.90)	—
Basic and diluted net loss per common share applicable to common stock	(95.99)	(1.24)
Weighted-average common shares—basic and diluted	712,794	25,156,397

COGENT COMMUNICATIONS GROUP, INC., AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND JUNE 30, 2005

(IN THOUSANDS)

	Six Months Ended June 30, 2004	Six Months Ended June 30, 2005
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net loss	$(46,395)	$(31,124)
Adjustments to reconcile net loss to net cash used in operating activities:
Gains—dispositions of assets and debt, net	(737)	(3,981)
Depreciation and amortization	28,285	26,476
Amortization of debt discount—convertible notes	478	700
Amortization of deferred compensation	6,077	6,370
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	4,884	(1,557)
Prepaid expenses and other current assets	913	(598)
Other assets	189	(410)
Accounts payable, accrued and other liabilities	(11,323)	(4,037)
Net cash used in operating activities	(17,629)	(8,161)
Cash flows from investing activities:
Purchases of property and equipment	(4,038)	(8,150)
Purchase of German network assets	—	(932)
Maturities (purchases) of short term investments	2,276	(164)
Restricted cash-collateral under credit facility	—	(4,000)
Cash acquired – Cogent Europe	2,159	—
Proceeds from other acquired assets	596	—
Purchases of intangible assets	(161)	—
Proceeds from dispositions of assets	3,682	5,122
Net cash provided by (used in) investing activities	4,514	(8,124)
Cash flows from financing activities:
Proceeds from sale of common stock, net	—	63,723
Cash acquired - mergers	21,966	—
Proceeds from issuance of subordinated note – related party	—	10,000
Repayment of subordinated note – related party		(10,000)
Borrowings under credit facility	—	10,000
Repayments under credit facility	—	(10,000)
Repayment of Cisco note – related party	—	(17,000)
Repayment of advances from LNG Holdings—related party	(1,227)	—
Repayments of capital lease obligations	(2,081)	(5,024)
Net cash provided by financing activities	18,658	41,699
Effect of exchange rate changes on cash	(418)	(666)
Net increase in cash and cash equivalents	5,125	24,748
Cash and cash equivalents, beginning of period	7,875	13,844
Cash and cash equivalents, end of period	$13,000	$38,592

Conference Call and Web site Information

Cogent will host a conference call with financial analysts at 8:30 a.m. (EDT) today to discuss Cogent’s operating results for the second quarter 2005.  Investors and other interested parties may access a live audio webcast of the earnings call under “Events” at the Investor Relations section of Cogent’s website at www.cogentco.com.   A replay of the webcast, together with the press release, will be available on the website following the earnings call.

About Cogent Communications

Cogent Communications (AMEX: COI) is a multinational, Tier 1 facilities-based ISP recently ranked by Ovum-RHK as the largest provider of Ethernet services in the United States.  Cogent specializes in providing businesses with high speed Internet access and point-to-point transport services.  Cogent’s facilities-based, all-optical IP network backbone spans 12 countries and provides IP services in over 85 markets located in North America and Europe.

Cogent Communications is headquartered at 1015 31st Street, NW, Washington, D.C. 20007. For more information, visit www.cogentco.com. Cogent Communications can be reached in the United States at (202) 295-4200 or via email at info@cogentco.com.

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Except for historical information and discussion contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  The specific forward-looking statements cover Cogent’s expectations for revenue and EBITDA, as adjusted, for the third quarter of 2005 and fiscal year 2005.  The statements in this release are not guarantees of future performance and actual results could differ materially from our current expectations.  Numerous factors could cause or contribute to such differences.  Some of the factors and risks associated with our business are discussed in Cogent’s filings with the Securities and Exchange Commission.

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